UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 19, 2017
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-37932 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.
Entry into a Material Definitive Agreement.

On May 19, 2017, Yuma Energy, Inc. (the “Company”) entered into the First Amendment to Credit Agreement and Borrowing Base Redetermination (the “Amendment”) amending the Credit Agreement dated October 26, 2016 (the “Credit Agreement”) among the Company and certain of its subsidiaries (collectively, the “Borrowers”), Société Générale, as administrative agent, and the lenders and guarantors party thereto.

The Amendment provides, among other things, as follows:

(a)
the amount of unrestricted cash and borrowing availability required to be maintained by the Company was increased from $3,000,000 to $4,000,000;

(b)
the borrowing base was reaffirmed to be $44,000,000 subject to an automatic reduction of $3,500,000 upon completion of the Company’s sale of certain oil and gas properties for $5,500,000. Proceeds from the sale, net of customary closing adjustments, are required to reduce the amount outstanding under the Credit Agreement;

(c)
the next scheduled redetermination of the Company’s borrowing base under the Credit Agreement will occur on or about September 15, 2017; and

(d)
all other terms, conditions and provisions of the Credit Agreement continue in full force and effect.

The preceding is a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.
Other Events.

On May 23, 2017, the Company issued a press release disclosing the borrowing base redetermination and the sale of certain non-core assets located in Brazos County, Texas. A copy of the press release is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1
First Amendment to Credit Agreement and Borrowing Base Redetermination dated May 19, 2017 among Yuma Energy, Inc., Yuma Exploration and Production Company, Inc., Pyramid Oil LLC, Davis Petroleum Corp., Société Générale, as Administrative Agent, and each of the lenders and guarantors party thereto.

99.1	Press Release dated May 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: May 23, 2017	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Credit Agreement and Borrowing Base Redetermination dated May 19, 2017 among Yuma Energy, Inc., Yuma Exploration and Production Company, Inc., Pyramid Oil LLC, Davis Petroleum Corp., Société Générale, as Administrative Agent, and each of the lenders and guarantors party thereto.

99.1	Press Release dated May 23, 2017.